Exhibit 99.1

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF

HICKS ACQUISITION COMPANY II, INC.

I.	Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (“Board”) of Hicks Acquisition Company II, Inc. (the “Company”) to assist the Board in monitoring (i) the quality and integrity of the annual, quarterly and other financial statements of the Company, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Company’s independent auditor and internal audit function, and (iv) the compliance by the Company with legal and regulatory requirements. The Committee shall also review and approve all related-party transactions arising after the date hereof; maintain, through regularly scheduled meetings, a line of communication between the Board and the Company’s financial management, internal auditors and independent auditors; and prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

II.	Committee Membership

The Committee shall consist of three or more members, absent a temporary vacancy. The Committee shall meet the independence requirements of the NASDAQ Stock Market and the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Sarbanes-Oxley Act of 2002, and the rules and regulations of the SEC.

The members of the Committee shall be appointed by the Board. Committee members may be replaced by the Board. There shall be a Chairman of the Audit Committee (the “Chairman”), whom shall also be appointed by the Board. The Chairman shall be a member of the Committee and, if present, shall preside at each meeting of the Committee. The Chairman shall advise and counsel with the executives of the Company and shall perform such other duties as may from time to time be assigned to the Chairman by the Committee or the Board.

Each member of the Committee shall be financially literate and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, as each such qualification is interpreted by the Board in its business judgment. In addition, to the extent practicable at least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the SEC.

III.	Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management and the Company’s independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.	Committee Authority and Responsibilities

The Committee shall have the sole authority to appoint or replace the Company’s independent auditor and approve the engagement letter and the fees to be paid to the independent auditor. The Committee shall be directly responsible for determining the compensation and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and the Company’s independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by the Company’s independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit).

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the Company’s independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Committee and for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee annually shall review the Committee’s own performance.

The Committee shall:

A.	Financial Statement and Disclosure Matters

1.	Meet with the Company’s independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2.

Review and discuss with management and the Company’s independent auditor the Company’s annual audited financial statements, and recommend to the Board whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3.

Review and discuss with management and the Company’s independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Quarterly Report on Form 10-Q with the SEC, including the results of the review of the Company’s quarterly financial statements by the Company’s independent auditor.

4.

Discuss with management and the Company’s independent auditor, as appropriate, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including:

(a)	any significant changes in the Company’s selection or application of accounting principles;

(b)	the Company’s critical accounting policies and practices;

(c)	all alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of the use of such alternative accounting principles;

(d)	any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and

(e)	any material written communications between the Company’s independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.

Discuss with management the Company’s earnings press releases generally, including the use of “pro forma” or “adjusted” non-GAAP information, and any financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6.	Discuss with management and the independent auditor the effect on the Company’s financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7.

Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the Company’s independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be

modified or supplemented) relating to the conduct of the audit and the matters in the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.

Review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer (or individuals performing similar functions) during their certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

B.	Oversight of the Company’s Relationship with the Independent Auditor

1.

At least annually, obtain and review a report from the Company’s independent auditor, consistent with Independence Standards Board Standard 1, regarding (i) the internal quality-control procedures of the Company’s independent auditor, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues and (iv) all relationships between the Company’s independent auditor and the Company.

2.

Evaluate the qualifications, performance and independence of the Company’s independent auditor, including whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions with respect to the Company’s independent auditor to the Board.

3.	Meet with the independent auditors prior to the annual audit to discuss planning and staffing of the audit.

4.

Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the Company’s independent auditing firm on a regular basis.

5.	Oversee the Company’s hiring of employees or former employees of the Company’s independent auditor who participated in any capacity in the audit of the Company.

6.	Be available to the Company’s independent auditor during the year for consultation purposes.

C.	Compliance Oversight Responsibilities

1.	Obtain assurance from the Company’s independent auditor that Section 10A(b) of the Exchange Act has not been implicated.

2.	Oversee internal audit coverage. In connection with its oversight responsibilities, the Committee will:

a.	Review the appointment or replacement of the senior internal auditing executive;

b.	Review, in consultation with management, the independent auditors and the senior internal auditing executive, the plan and scope of internal audit activities;

c.	Review internal audit activities, budget and staffing; and

d.	Review significant reports to management prepared by the internal auditing department and management’s responses to such reports.

3.	Review and approve all transactions between the Company and “related persons” (as defined in Item 404(a) of Regulation S-K).

4.

Inquire and discuss with management the Company’s compliance with applicable laws and regulations and with the Company’s Code of Ethics in effect at such time, if any, and, where applicable, recommend policies and procedures for future compliance.

5.

Establish procedures (which may be incorporated in the Company’s Code of Ethics, in effect at such time, if any) for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

6.	Discuss policies and guidelines to govern the process by which risk assessment and risk management is undertaken

7.

Discuss with management and the Company’s independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

8.	Discuss with the Company’s legal counsel legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies.

9.

Review and approve all payments made to the Company’s officers and directors or its or their affiliates (including, without limitation, Hicks Holdings, LLC and its affiliates). Any payments made to members of the Committee will be reviewed and approved by the Board, with the interested director or directors abstaining from such review and approval.

8.

Review the terms of all agreements (the “IPO Agreements”) between the Company and any of its officers or directors included as exhibits to the Registration Statement on Form S-1 filed by the Company with the SEC to register the Company’s initial public offering at each quarterly meeting of the Committee to determine whether the parties to each IPO Agreement are in compliance with such agreement. If any noncompliance is identified, then the Committee shall immediately take all action necessary to rectify the noncompliance or otherwise cause compliance with the requirements of the Company’s certificate of incorporation as in effect on the such date, or the terms and provisions of each IPO Agreement.

V.	Action

A majority of the members of the entire Committee shall constitute a quorum. The Committee shall act on the affirmative vote a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee may form and delegate authority to subcommittees of the Committee consisting of one or more Committee members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

VI.	Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company’s independent auditor.